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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)           December 30, 1998
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                       PROLONG INTERNATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Nevada                      000-22803               74-2234246
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
    of Incorporation)                File Number)         Identification No.)


               6 Thomas, Irvine, California                     92618
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          (Address of Principal Executive Offices)            (Zip Code)


    Registrant's telephone number, including area code        (949) 587-2700
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events

     On December 7, 1998, Prolong International Corporation, a Nevada corporation (the "Company"), filed a Current Report on Form 8-K (File No. 001-14123, the "Initial Current Report") that disclosed, among other things, pending litigation filed by Michael Walczak et al., on behalf of themselves and other similarly situated shareholders of EPL Pro-Long, Inc. ("EPL"), in the U.S. District Court in San Diego, California (the "Court") against the Company, its wholly-owned operating subsidiary Prolong Super Lubricants, Inc. ("PSL"), EPL and each of their respective former and current officers and directors. On December 29, 1998, the Company filed an additional Current Report on Form 8-K (File No. 001-14123, the "Second Current Report" and referred to collectively with the Initial Current Report as the "Current Reports") to update the earlier disclosure to include the results of the Court's hearing held on December 14, 1998 regarding the issuance of a preliminary injunction. The Second Current Report disclosed, in part, that at such hearing the Court ordered a further hearing on the preliminary injunction on December 30, 1998. The Current Reports are incorporated herein by this reference.

     On December 30, 1998, the Court held a hearing on whether a preliminary injunction should be issued in connection with the Company's asset purchase transaction with EPL. The Court entered a preliminary injunction based on the plaintiffs' (a) alleged claim for fraudulent conveyance in connection with PSL's license agreement with EPL and (b) alleged claim for breach of fiduciary duty. The preliminary injunction enjoins the further consummation of the asset purchase transaction and prevents EPL from completing its liquidation and dissolution until further notice from the Court. The preliminary injunction will last until the case is tried on its merits or until the preliminary injunction is otherwise dismissed. The Court ordered the plaintiffs to post a bond in the amount of $100,000 no later than January 13, 1998. The Company intends to appeal the Court's preliminary injunction ruling. The Company and PSL and their respective current officers and directors continue to believe that there is no merit to the plaintiffs' claims as to any of the defendants and plan to vigorously defend against such claims.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PROLONG INTERNATIONAL CORPORATION


Date:  January 13, 1999                   By:    /s/  Nicholas Rosier
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                                              Nicholas Rosier
                                              Chief Financial Officer